EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Amendment No. 1 to the Annual Report on Form 10-K of VCampus Corporation for the period ended December 31, 2006 as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), the undersigned, in the capacity and on the date indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1)             The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)             The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of VCampus Corporation as of, and for, the periods presented in the Report.

/S/ CHRISTOPHER L. NELSON
Christopher L. Nelson
Chief Financial Officer

April 26, 2007